UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2022

Blonder Tongue Laboratories, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	1-14120	52-1611421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Jake Brown Road, Old Bridge, New Jersey 08857

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 679-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	BDR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 10, 2021, Blonder Tongue Laboratories, Inc. (the “Company”) received written notification from NYSE American LLC (“NYSE American” or the “Exchange”) stating that the staff of NYSE Regulation had determined to commence proceedings to delist the common stock of the Company (the “Common Stock”) from the Exchange. NYSE Regulation staff has determined that the Company is no longer suitable for listing pursuant to Section 1009(a) of the NYSE American Company Guide (the “Company Guide”) as the Company was unable to demonstrate that it had regained compliance with Sections 1003(a)(i), (ii) and (iii) of the Company Guide by the end of the maximum 18-month compliance plan period, which expired on December 10, 2021.

The Company appealed such determination, and a hearing was scheduled to take place on June 28, 2022 . On June 24, 2022, after the Company’s Board of Directors determined the Company will not be able to regain compliance with the above referenced listing standards in the short term, the Company cancelled the appeal hearing and requested its Common Stock be withdrawn from being listed on the Exchange. As a result, we expect the trading of the Common Stock on the Exchange to be terminated on June 24, 2022.

The Company expects the Common Stock to commence trading under the symbol “BDRL” on the OTCQB marketplace operated by OTC Markets Group Inc. The Company expects the Common Stock to commence trading on the OTCQB on June 27, 2022.

Item 8.01 Other Events.

On June 24, 2022, the Company issued a press release announcing the cancellation of the hearing and the withdrawal of the Common Stock from the Exchange. A copy of the press release is provided as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

Dated: June 24, 2022	By:	/s/ Eric Skolnik
Eric Skolnik Senior Vice President and Chief Financial Officer